                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 January 7, 2003
                                 ---------------


                             FMC TECHNOLOGIES, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-16489                  36-4412642
    ----------------------       ----------------------   ----------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                200 East Randolph Drive, Chicago, Illinois 60601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 861-6000
                         ------------------------------
                         Registrant's telephone number,
                               including area code

     Item 9. Regulation FD Disclosure. Representatives from FMC Technologies, Inc. held meetings with investment analysts from various firms in New York, NY and Boston, MA on January 7, 8 and 9, 2003. Presenters at these meetings included Joseph H. Netherland, Chairman, President and Chief Executive Officer, FMC Technologies, Inc. and William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer, FMC Technologies, Inc. Slides containing information presented at the meetings are attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmctechnologies.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.


     Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished as part of this report:

           ---------------------------------------------------------------------
            Exhibit Number         Topic                       Presenters
           ---------------------------------------------------------------------
                99a         FMC Technologies, Inc.     Joseph H. Netherland
                                                       William H. Schumann, III
           ---------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 FMC TECHNOLOGIES, INC.


                                                 By   /s/ Jeffrey W. Carr
                                                    ---------------------
                                                  Jeffrey W. Carr
                                                  Vice President, General
                                                  Counsel and Secretary



Date: January 6, 2003